Exhibit 4.7

Execution Version

DCP MIDSTREAM, LLC

TO

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.,

Trustee

Tenth Supplemental Indenture

Dated as of September 19, 2011

to

Indenture

Dated as of August 16, 2000

4.75% Notes due 2021

TABLE OF CONTENTS

ARTICLE 1

ESTABLISHMENT OF SERIES

Section 1.01	Establishment	1

ARTICLE 2

4.75% NOTES DUE 2021

Section 2.01	Authentication and Delivery	2
Section 2.02	Definitions	2
Section 2.03	Payment of Principal and Interest	4
Section 2.04	Denominations	5
Section 2.05	Redemption at the Option of the Company	5
Section 2.06	Establishment of Form of the 2021 Notes	7
Section 2.07	Transfer and Exchange	9
Section 2.08	Place of Payment; Appointment of Depositary, Paying Agent and Security Registrar	13
Section 2.09	Amount Not Limited	13

ARTICLE 3

OTHER AMENDMENTS

Section 3.01	Reports by Company	13

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.01	Recitals by Company	14
Section 4.02	Ratification and Incorporation of Original Indenture	14
Section 4.03	Executed in Counterparts	14
Section 4.04	Force Majeure	14
Section 4.05	Waiver of Jury Trial	14
Section 4.06	Governing Law	15

i

THIS TENTH SUPPLEMENTAL INDENTURE is made as of September 19, 2011, by and between DCP MIDSTREAM, LLC (formerly known as Duke Energy Field Services, LLC), a Delaware limited liability company, having its principal office at 370 17th Street, Suite 2500, Denver, Colorado 80202 (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York Mellon, which had succeeded JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), a national banking association, as trustee (herein called the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has heretofore entered into an Indenture, dated as of August 16, 2000 (the “Original Indenture”) with The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York Mellon, which had succeeded JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as Trustee;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as amended and supplemented to the date hereof, including by this Tenth Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Indenture and the form and terms of the Securities of such series may be established by a supplemental indenture executed by the Company and the Trustee;

WHEREAS, the Company proposes to create under the Indenture a new series of Securities;

WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Tenth Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

ESTABLISHMENT OF SERIES

Section 1.01 Establishment. There is hereby established a new series of Securities to be issued under the Indenture, designated as the Company’s 4.75% Notes due 2021 (the “2021 Notes”). The 2021 Notes shall have the forms and terms specified in Article 2 hereof.

ARTICLE 2

4.75% NOTES DUE 2021

Section 2.01 Authentication and Delivery. There are to be authenticated and delivered $500,000,000 principal amount of 2021 Notes on the date hereof, and additional 2021 Notes may be authenticated and delivered from time to time as provided by Sections 301, 304, 305, 306, 906 or 1106 of the Original Indenture or as provided in Section 2.09 of this Tenth Supplemental Indenture. The 2021 Notes shall be issued in fully registered form without coupons. The 2021 Notes shall be substantially in the forms set out in Annex A or Annex B hereto.

Each 2021 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 2.02 Definitions. The following defined terms used herein with respect to the 2021 Notes shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“144A Global Note” means a Global Note substantially in the form attached to the Tenth Supplemental Indenture as Annex A, issued in a denomination equal to the outstanding principal amount of the 2021 Notes sold in reliance on Rule 144A.

“Agent Members” has the meaning specified in Section 2.06(b) of the Tenth Supplemental Indenture.

“Certificated Note” means a 2021 Note that is substantially in the form attached to the Tenth Supplemental Indenture as Annex A and that does not include the information called for by footnotes 1 and 3 thereof.

“Clearstream” means Clearstream Banking, S.A.

“Depositary” has the meaning specified in Section 2.06(a)(i) of the Tenth Supplemental Indenture.

“DTC” has the meaning specified in Section 2.06(a)(i) of the Tenth Supplemental Indenture.

“Euroclear” means Euroclear Bank S.A./N.V., as central securities depository for the Euroclear group.

“Global Note” means a 2021 Note that (i) is substantially in the form attached as Annex A or Annex B to the Tenth Supplemental Indenture, (ii) with respect to the form attached as Annex A to the Tenth Supplemental Indenture, that includes the information called for by footnotes 1 and 3 thereof and (iii) which is deposited with the Depositary or the Security Custodian and registered in the name of the Depositary or its nominee.

“Initial Purchasers” means J.P. Morgan Securities LLC., RBS Securities Inc., SunTrust Robinson Humphrey, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Credit Agricole Securities (USA) Inc. and Deutsche Bank Securities Inc.

“Interest Payment Dates” means March 30 and September 30, commencing on March 30, 2012.

“Non-U.S. Person” means a Person who is not a U.S. Person.

“Original Issue Date” means September 19, 2011.

“Participant” means, with respect to DTC, Euroclear or Clearstream, a Person who has an account with DTC, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Person” means any individual, corporation, company, limited liability company, partnership, limited partnership, joint venture, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

“QIB” has the meaning specified in Section 2.06(a)(i) of the Tenth Supplemental Indenture.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on March 15 or September 15, respectively, prior to such Interest Payment Date (whether or not a Business Day).

“Regulation S” means Regulation S of the rules and regulations promulgated under the Securities Act or any successor to such regulation.

“Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

“Regulation S Permanent Global Note” means a permanent Global Note substantially in the form of Annex A to the Tenth Supplemental Indenture, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

“Regulation S Temporary Global Note” means a temporary Global Note substantially in the form of Annex B to the Tenth Supplemental Indenture, issued in a denomination equal to the outstanding principal amount of the 2021 Notes initially sold in reliance on Rule 903 of Regulation S.

“Restricted Period” means the 40-day distribution compliance period as set forth in Regulation S terminating on October 29, 2011.

“Rule 144” means Rule 144 of the rules and regulations promulgated under the Securities Act or any successor to such Rule.

“Rule 144A” means Rule 144A of the rules and regulations promulgated under the Securities Act or any successor to such Rule.

“Rule 144A Information” means such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

“Securities Act” means the Securities Act of 1933, as amended.

“Security Custodian” means the Trustee, as custodian with respect to the 2021 Notes in global form, or any successor thereto.

“Stated Maturity” means September 30, 2021.

“Tenth Supplemental Indenture” means the Tenth Supplemental Indenture dated as of September 19, 2011 between the Company and the Trustee, which Tenth Supplemental Indenture amends and supplements the Original Indenture in connection with the establishment of a series of Securities designated as the “4.75% Notes due 2021.”

“Transfer Restricted Note” means a 2021 Note bearing a legend substantially in the form called for by footnote 2 of Annex A to the Tenth Supplemental Indenture (including, without limitation, the Regulation S Temporary Global Note).

“U.S. Person” means a U.S. Person as defined in Rule 902(k) under the Securities Act.

Section 2.03 Payment of Principal and Interest. The principal of the 2021 Notes shall be due at Stated Maturity, unless earlier redeemed. The unpaid amount of the 2021 Notes shall bear interest at the rate of 4.75% per annum until paid or duly provided for, such interest to accrue from the Original Issue Date or from the most recent Interest Payment Date on which interest has been paid or duly provided for. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2021 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2021 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice of which shall be given to Holders of the 2021 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2021 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2021 Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the 2021 Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the 2021 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the 2021 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the 2021 Notes represented by a Global Note shall be made by wire transfer of immediately available funds to the Holder of such Global Note; provided that, in the case of payments of principal and premium, if any, such Global Note is first surrendered to a Paying Agent. If any of the 2021 Notes are no longer represented by a Global Note, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2021 Notes shall be made at the office of any Paying Agent upon surrender of such 2021 Notes to such Paying Agent and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 2.04 Denominations. The 2021 Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

Section 2.05 Redemption at the Option of the Company. The 2021 Notes shall be redeemable, in whole or in part at any time, at the option of the Company on any date (a “Redemption Date”). If the Redemption Date is on or after June 30, 2021, the Redemption Price for the 2021 Notes to be redeemed will be equal to 100% of the principal amount of the 2021 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date. If the Redemption Date is before June 30, 2021, the Redemption Price for the 2021 Notes to be redeemed will be equal to the greater of (i) 100% of the principal amount of the 2021 Notes to be redeemed and (ii) the sum of the present values of the principal amount of the 2021 Notes to be redeemed and the remaining scheduled payments of interest thereon (exclusive of interest accrued to the Redemption Date) from the Redemption Date to the respective scheduled payment dates discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 45 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the term between the Redemption Date and the Stated Maturity (the “Remaining Life”) that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of four Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC and RBS Securities Inc. and their respective successors, (ii) one primary U.S. government securities dealer in The City of New York selected by SunTrust Robinson Humphrey, Inc., and its successor, and (iii) one other primary U.S. government securities dealer in The City of New York selected by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., The City of New York time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15 (519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

Notwithstanding Section 1104 of the Original Indenture, the notice of redemption with respect to any such redemption for which the Redemption Date is prior to June 30, 2021 need not set forth the Redemption Price but only the manner of calculation thereof.

The Company shall notify the Trustee of the Redemption Price promptly after the calculation thereof with respect to any such redemption for which the Redemption Date is prior to June 30, 2021. The Trustee shall not be responsible for calculating said Redemption Price.

If less than all of the 2021 Notes are to be redeemed, the Trustee shall select the 2021 Notes or portions of 2021 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2021 Notes and portions of 2021 Notes in amounts of whole multiples of $1,000.

The 2021 Notes shall not have a sinking fund.

Section 2.06 Establishment of Form of the 2021 Notes.

(a) Global Notes.

(i) 2021 Notes offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, “QIBs” or individually a “QIB”) in reliance on Rule 144A shall be issued initially in the form of one or more 144A Global Notes, which shall be deposited on behalf of the purchasers of the 2021 Notes represented thereby with the Trustee, at its Corporate Trust Office, as Security Custodian for the depositary, The Depository Trust Company (“DTC”) (such depositary, or any successor thereto, being hereinafter referred to as the “Depositary”), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Security Custodian as hereinafter provided, subject in each case to compliance with the applicable procedures of the Security Custodian and the Depositary.

(ii) 2021 Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the 2021 Notes represented thereby with the Trustee, at its Corporate Trust Office, as Security Custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Within a reasonable time after expiration of the Restricted Period, the Regulation S Temporary Global Note will be exchanged for the Regulation S Permanent Global Note upon the receipt by the Trustee of (A) a written certificate from the Depositary in the form determined by the Company to be required pursuant to Rule 903 under the Securities Act, together with copies of certificates in the form determined by the Company to be required pursuant to Rule 903 under the Securities Act from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in the 144A Global Note), and (B) an Officers’ Certificate from the Company to the effect that such certificates are in the proper form. Following receipt of such certificates, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in the Regulation S Permanent Global Note pursuant to the applicable procedures of the Security Custodian, the Depositary, Euroclear and/or Clearstream. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Security Custodian and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided, subject in each case to compliance with the applicable procedures of the Security Custodian, the Depositary, Euroclear and/or Clearstream.

(b) Book-Entry Provisions. Each Global Note shall represent such of the Outstanding 2021 Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding 2021 Notes from time to time endorsed thereon and that the aggregate amount of Outstanding 2021 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions or purchases of such 2021 Notes. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the principal amount of Outstanding 2021 Notes represented thereby shall be made by the Security Custodian in accordance with the standing instructions and procedures existing among (i) the Depositary (and Euroclear or Clearstream in the case of a Regulation S Global Note) and (ii) the Security Custodian.

Members of, or Participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Note, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a Holder of any 2021 Notes.

(c) Certificated Notes. Except as provided in this Section 2.06 or Section 2.07 hereof, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes.

(i) A Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.06(a) shall be transferred to the beneficial owners thereof in the form of Certificated Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.07 hereof and (A) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note and a successor depositary is not appointed by the Company within 90 days of such notice, (B) at any time such Depositary ceases to be a “clearing agency” registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days after it becomes aware of such cessation, or (C) the Company, in its sole discretion and subject to the procedures of the Depositary, notifies the Trustee in writing that it elects to cause the issuance of Certificated Notes under the Indenture; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Certificated Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates determined by the Company to be required pursuant to Rule 903 under the Securities Act.

(ii) Any Global Note that is transferred to the beneficial owners thereof pursuant to this Section 2.06 shall be surrendered by the Depositary to the Trustee at its office located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.06 shall be executed, authenticated and delivered only in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Certificated Note delivered in exchange for an interest in a Global Note that is a Transfer Restricted Note shall, except as otherwise provided by Section 2.07(b)(i)(B), bear the Transfer Restricted Notes legend set forth in Section 2.07(b)(i)(A).

(iii) Subject to the provisions of Section 2.07(b), the registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the 2021 Notes.

(iv) If any of the events specified in Section 2.06(c)(i) occurs, the Company shall promptly make available to the Trustee a reasonable supply of Certificated Notes in definitive, fully registered form without interest coupons.

(v) If a Certificated Note issued pursuant to this Section 2.06(c) is exchanged for another Certificated Note, such 2021 Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of: (A) Section 2.07(a)(iii) (including the certification and other requirements set forth on the reverse of the 2021 Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be, or are otherwise in compliance with the requirements of the Securities Act) and such other procedures as may from time to time be adopted by the Company and (B) Section 2.07(b).

Section 2.07 Transfer and Exchange.

(a) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture

(including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor; provided, however, that transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to, or for the account or benefit of, a U.S. Person (other than an Initial Purchaser) prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates determined by the Company to be required pursuant to Rule 903 under the Securities Act. A transferor of a beneficial interest in a Global Note to another Global Note shall deliver to the Security Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the Participant account of the Depositary to be credited with a beneficial interest in the Global Note and shall provide the appropriate certifications set forth on the reverse of the 2021 Notes. The Security Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

(ii) Notwithstanding any other provisions of the Indenture (other than the provisions set forth in Section 2.06(c)), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(iii) If a Global Note is exchanged for Certificated Notes pursuant to this Section 2.07 or Section 2.06(c), such 2021 Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.07 (including the certification and other requirements set forth on the reverse of the 2021 Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be, or are otherwise in compliance with the requirements of the Securities Act) and such other procedures as may from time to time be adopted by the Company.

(b) Legends.

(i) Transfer Restricted Notes Legend.

(A) Except as permitted by the following paragraph (B), each 2021 Note certificate evidencing any Global Notes (and all Certificated Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE ‘‘SECURITIES ACT’’), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED,

PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE ‘‘RESALE RESTRICTION TERMINATION DATE’’) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

(B) The legend prescribed by the preceding paragraph (A) of this Section 2.07(b)(i) will be removed upon the request of the Holder after the Resale Restriction Termination Date (as defined in such legend) and upon receipt by the Trustee of an Officers’ Certificate to the effect that the Resale Restriction Termination Date has occurred.

(ii) Global Notes Legend. Each Global Note shall bear a legend in substantially the following form:

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR THE REGULATION S PERMANENT GLOBAL NOTE OR SECURITIES IN DEFINITIVE FORM, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

(c) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Certificated Notes (or, in the case of the Regulation S Temporary Global Note, exchanged for the Regulation S Permanent Global Note), redeemed, repurchased or repaid, such Global Note shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Certificated Notes, redeemed, repurchased or repaid, the principal amount of 2021 Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Security Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Security Custodian, to reflect such reduction.

(d) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, any Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant or member thereof, with respect to any ownership interest in the 2021 Notes or with respect to the delivery to any Participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such 2021 Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the 2021 Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely conclusively and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, Participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any 2021 Note (including any transfers between or among Depositary Participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.08 Place of Payment; Appointment of Depositary, Paying Agent and Security Registrar.

(a) The Place of Payment with respect to the 2021 Notes shall be the offices of the Paying Agent in the Borough of Manhattan, The City of New York.

(b) The Company initially appoints DTC to act as Depositary with respect to the Global Notes.

(c) The Company initially appoints the Trustee to act as Paying Agent and Security Registrar with respect to the 2021 Notes.

Section 2.09 Amount Not Limited. The aggregate principal amount of 2021 Notes which may be authenticated and delivered under this Tenth Supplemental Indenture shall not be limited, and additional 2021 Notes may be issued from time to time without any consent of Holders or of the Trustee. The Company may, upon the execution and delivery of this Tenth Supplemental Indenture or from time to time thereafter, execute and deliver the 2021 Notes to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said 2021 Notes upon a Company Order and delivery of such other documentation as shall be required by the Original Indenture.

ARTICLE 3

OTHER AMENDMENTS

The amendments contained in this Article 3 shall apply to the 2021 Notes only and not to any other series of Securities issued under the Original Indenture and any covenants provided in this Article 3 are expressly being included solely for the benefit of the 2021 Notes and not for the benefit of any other series of Securities issued under the Original Indenture. The amendments contained in this Article 3 shall be effective only for so long as any 2021 Notes remain Outstanding.

Section 3.01 Reports by Company. Article Seven of the Original Indenture is hereby amended and supplemented by deleting Section 704 of the Original Indenture and inserting the following section immediately after Section 703:

Section 704. Reports by Company.

(a) If the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Company shall file with the Trustee within 30 days after the Company files them with the Commission, and the Trustee shall thereafter provide the Holders of the 2021 Notes with, copies of the Company’s annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

(b) As long as the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, and the 2021 Notes are “restricted securities” within the meaning of Rule 144 under the Securities Act, upon the request of a Holder of the 2021 Notes who is a QIB or any owner of a beneficial interest in a 2021 Note who is a QIB, the Company shall promptly furnish or cause to be furnished Rule 144A Information to such Holder of the 2021 Notes or beneficial owner or to a prospective purchaser of such 2021 Note who is a QIB designated by such Holder of the 2021 Notes or beneficial owner who is a QIB.

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.01 Recitals by Company. The recitals in this Tenth Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the 2021 Notes and this Tenth Supplemental Indenture as fully and with like effect as if set forth herein in full.

Section 4.02 Ratification and Incorporation of Original Indenture. As amended and supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Tenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 4.03 Executed in Counterparts. This Tenth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. Portable Document Format (PDF) or facsimile signatures shall be deemed originals.

Section 4.04 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 4.05 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TENTH SUPPLEMENTAL INDENTURE.

Section 4.06 Governing Law. THIS TENTH SUPPLEMENTAL INDENTURE AND THE 2021 NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized signatory, all as of the day and year first above written.

DCP MIDSTREAM, LLC

By:	/s/ Sean P. O’Brien

Authorized Signatory

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Matt Thorne
Authorized Signatory

Signature Page to Tenth Supplemental Indenture

ANNEX A

[FACE OF 2021 NOTE]

[Global Notes Legend]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

[Transfer Restricted Notes Legend]

[THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE ‘‘SECURITIES ACT’’), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE ‘‘RESALE RESTRICTION TERMINATION DATE’’) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]2

[1]	This paragraph should be included only if the Security is a Global Note.
[2]	This paragraph should be included only if the Security is a Transfer Restricted Note.

No.	CUSIP No. [3]

DCP MIDSTREAM, LLC

4.75% NOTE DUE 2021

Principal Amount: $

Regular Record Date: close of business on March 15 or September 15, respectively, prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date: September 19, 2011

Stated Maturity: September 30, 2021

Interest Payment Dates: March 30 and September 30, commencing March 30, 2012

Interest Rate: 4.75% per annum

Authorized Denomination: $2,000 and integral multiple of $1,000 in excess of $2,000

DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC), a limited liability company duly organized and existing under the laws of the State of Delaware (the “Company,” which term includes any successor company under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                , or registered assigns, the principal sum of                ($        ) [or such other principal sum as shall be set forth in the Schedule of Increases or Decreases in Global Note attached hereto]4 on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on March 30, 2012, and on the Stated Maturity at the rate per annum shown above (the “Interest Rate”) until the principal hereof is paid or made available for payment, provided that principal and premium, and any such installment of interest, which is overdue shall bear interest at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted

[3]	Insert 23311R AE6 for 144A Global Note, or U24019 AF5 for Regulation S Permanent Global Note.
[4]	This phrase should be included only if the Security is a Global Note.

Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Note shall be made by wire transfer of immediately available funds to the Holder of such Global Note; provided that, in the case of payments of principal and premium, if any, such Global Note is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Note, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent, which is initially at 101 Barclay Street, New York, New York 10286, upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

DCP MIDSTREAM, LLC

By:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of August 16, 2000, as supplemented and amended to date, including without limitation by the Tenth Supplemental Indenture thereto dated as of September 19, 2011 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York Mellon, which had succeeded JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated as the 4.75% Notes due 2021 (the “2021 Notes”). Capitalized terms used herein for which no definitions are provided herein shall have the meanings set forth in the Indenture.

The 2021 Notes shall be redeemable, in whole or in part at any time, at the option of the Company on any date (a “Redemption Date”). If the Redemption Date is on or after June 30, 2021, the Redemption Price for the 2021 Notes to be redeemed will be equal to 100% of the principal amount of the 2021 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date. If the Redemption Date is before June 30, 2021, the Redemption Price for the 2021 Notes to be redeemed will be equal to the greater of (i) 100% of the principal amount of the 2021 Notes to be redeemed and (ii) the sum of the present values of the principal amount of the 2021 Notes to be redeemed and the remaining scheduled payments of interest thereon (exclusive of interest accrued to the Redemption Date) from the Redemption Date to the respective scheduled payment dates discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 45 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the term between the Redemption Date and the Stated Maturity (the “Remaining Life”) that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of four Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC and RBS Securities Inc. and their respective successors, (ii) one primary U.S. government securities dealer in The City of New York selected by SunTrust Robinson Humphrey, Inc., and its successor, and (iii) one other primary U.S. government securities dealer in The City of New York selected by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., The City of New York time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15 (519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

The Trustee shall initially serve as the principal Paying Agent with respect to the Securities of this series, and the principal Place of Payment shall initially be at the office of the Paying Agent in the Borough of Manhattan, The City of New York.

Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of the 2021 Notes to be redeemed. If less than all the 2021 Notes are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the 2021 Notes to be redeemed in whole or in part. The Trustee may select for redemption the 2021 Notes and portions of the 2021 Notes in amounts of whole multiples of $1,000.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series or of any Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Company.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at any office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                      as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

CHECK ONE

(1) ☐ to the Company; or

(2) ☐ to a person the transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3) ☐ outside the United States to a “foreign person” in compliance with Rule 904 of Regulation S under the Securities Act of 1933; or

(4) ☐ pursuant to an effective registration statement under the Securities Act of 1933; or

(5) ☐ pursuant to another exemption from the registration requirements of the Securities Act of 1933,

and in accordance with all applicable securities laws of the United States and other jurisdictions.

Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (5) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter, and in the case of a transfer pursuant to item (3), a Regulation S Letter in substantially the form set forth below) and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

If none of the foregoing items are checked, the Trustee or Security Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.07 of the Tenth Supplemental Indenture shall have been satisfied.

Signed:
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
	Notice:	to be executed by an executive officer[5]

[5]	These paragraphs should be included only if the Security is a Transfer Restricted Note.

FORM OF REGULATION S LETTER TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

                    ,

The Bank of New York Mellon Trust Company, N.A.,

as Trustee.

601 Travis Street, 16th Floor

Houston, Texas 77002

Telecopier No.: (713) 483-6535

Re:	4.75% Notes due 2021 of DCP Midstream, LLC

Gentlemen:

In connection with our proposed sale of $         principal amount of the above referenced securities (the “Notes”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Notes was not made to a person in the United States of America;

(2) at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed and believes that the transferee was outside the United States of America;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You and DCP Midstream, LLC are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this letter have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[NAME OF TRANSFEROR]

By:
Authorized Signature

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE

The following increases or decreases in principal amount of this Global Note have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Note	Amount of Increase in Principal Amount of Global Note	Principal Amount of Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer, Trustee or Security Custodian

ANNEX B

[FACE OF REGULATION S TEMPORARY GLOBAL NOTE]

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR THE REGULATION S PERMANENT GLOBAL NOTE OR SECURITIES IN DEFINITIVE FORM, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE ‘‘SECURITIES ACT’’), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE ‘‘RESALE RESTRICTION TERMINATION DATE’’) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No.	CUSIP No. [CUSIP NUMBER]

DCP MIDSTREAM, LLC

4.75% NOTE DUE 2021

Principal Amount: $

Regular Record Date: close of business on March 15 or September 15, respectively, prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date: September 19, 2011

Stated Maturity: September 30, 2021

Interest Payment Dates: March 30 and September 30, commencing March 30, 2012

Interest Rate: 4.75% per annum

Authorized Denomination: $2,000 and integral multiple of $1,000 in excess of $2,000

DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC), a limited liability company duly organized and existing under the laws of the State of Delaware (the “Company,” which term includes any successor company under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                    , or registered assigns, the principal sum of             ($        ) or such other principal sum as shall be set forth in the Schedule of Increases or Decreases in Global Note attached hereto on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on March 30, 2012, and on the Stated Maturity at the rate per annum shown above (the “Interest Rate”) until the principal hereof is paid or made available for payment, provided that principal and premium, and any such installment of interest, which is overdue shall bear interest at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Note shall be made by wire transfer of immediately available funds to the Holder of such Global Note; provided that, in the case of payments of principal and premium, if any, such Global Note is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Note, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent, which is initially at 101 Barclay Street, New York, New York 10286, upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

DCP MIDSTREAM, LLC

By:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of August 16, 2000, as supplemented and amended to date, including without limitation by the Tenth Supplemental Indenture thereto dated as of September 19, 2011 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York Mellon, which had succeeded JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated as the 4.75% Notes due 2021 (the “2021 Notes”). Capitalized terms used herein for which no definitions are provided herein shall have the meanings set forth in the Indenture.

The 2021 Notes shall be redeemable, in whole or in part at any time, at the option of the Company on any date (a “Redemption Date”). If the Redemption Date is on or after June 30, 2021, the Redemption Price for the 2021 Notes to be redeemed will be equal to 100% of the principal amount of the 2021 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date. If the Redemption Date is before June 30, 2021, the Redemption Price for the 2021 Notes to be redeemed will be equal to the greater of (i) 100% of the principal amount of the 2021 Notes to be redeemed and (ii) the sum of the present values of the principal amount of the 2021 Notes to be redeemed and the remaining scheduled payments of interest thereon (exclusive of interest accrued to the Redemption Date) from the Redemption Date to the respective scheduled payment dates discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 45 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the term between the Redemption Date and the Stated Maturity (the “Remaining Life”) that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of four Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC and RBS Securities Inc. and their respective successors, (ii) one primary U.S. government securities dealer in The City of New York selected by SunTrust Robinson Humphrey, Inc., and its successor, and (iii) one other primary U.S. government securities dealer in The City of New York selected by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., The City of New York time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15 (519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

The Trustee shall initially serve as the principal Paying Agent with respect to the Securities of this series, and the principal Place of Payment shall initially be at the office of the Paying Agent in the Borough of Manhattan, The City of New York.

Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of the 2021 Notes to be redeemed. If less than all the 2021 Notes are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the 2021 Notes to be redeemed in whole or in part. The Trustee may select for redemption the 2021 Notes and portions of the 2021 Notes in amounts of whole multiples of $1,000.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series or of any Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Company.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at any office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                      as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

CHECK ONE

(1) ☐ to the Company; or

(2) ☐ to a person the transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3) ☐ outside the United States to a “foreign person” in compliance with Rule 904 of Regulation S under the Securities Act of 1933; or

(4) ☐ pursuant to an effective registration statement under the Securities Act of 1933; or

(5) ☐ pursuant to another exemption from the registration requirements of the Securities Act of 1933,

and in accordance with all applicable securities laws of the United States and other jurisdictions.

Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (5) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter, and in the case of a transfer pursuant to item (3), a Regulation S Letter in substantially the form set forth below) and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

If none of the foregoing items are checked, the Trustee or Security Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.07 of the Tenth Supplemental Indenture shall have been satisfied.

Signed:
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
Notice: to be executed by an executive officer[6]

[6]	These paragraphs should be included only if the Security is a Transfer Restricted Note.

FORM OF REGULATION S LETTER TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

            ,

The Bank of New York Mellon Trust Company, N.A.,

as Trustee.

601 Travis Street, 16th Floor

Houston, Texas 77002

Telecopier No.: (713) 483-6535

Re:	4.75% Notes due 2021 of DCP Midstream, LLC

Gentlemen:

In connection with our proposed sale of $         principal amount of the above referenced securities (the “Notes”), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Notes was not made to a person in the United States of America;

(2) at the time the buy order was originated, the transferee was outside the United States of America or we and any person acting on our behalf reasonably believed and believes that the transferee was outside the United States of America;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) if the proposed transfer is being made prior to the expiration of the 40-day distribution compliance period as set forth in Regulation S, the transfer is not being made to, or for the benefit or account of, a U.S. Person (other than a distributor).

You and DCP Midstream, LLC are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used but not defined in this letter have the meanings set forth in Regulation S under the Securities Act.

Very truly yours,

[NAME OF TRANSFEROR]

By:
Authorized Signature

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE

The following increases or decreases in principal amount of this Global Note have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Note	Amount of Increase in Principal Amount of Global Note	Principal Amount of Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer, Trustee or Security Custodian